                                                                   Exhibit 10.15

                     AMENDED AND RESTATED SECURITY AGREEMENT

         THIS AMENDED AND RESTATED  SECURITY  AGREEMENT  (the  "AGREEMENT"),  is
entered into and made effective as of November __, 2005, by and between ENCLAVES
GROUP, INC., a Delaware corporation (the "COMPANY"),  and CORNELL PARTNERS, LP.,
MONTGOMERY EQUITY PARTNERS,  LTD. and HIGHGATE HOUSE FUNDS, LTD.  (collectively, the "SECURED Party").

         WHEREAS,  the Company is a wholly owned  subsidiary of Enclaves  Group,
Inc. (f/ka/ Alliance Towers, Inc.) (the "PARENT");

         WHEREAS, the Company issued to the Secured Party convertible debentures pursuant to the Securities  Purchase  Agreement  dated December 28, 2004 between the Company and the Secured Party (the "SECURITIES PURCHASE AGREEMENT"),  in the
original  principal  amount  of  Five  Million  Five  Hundred  Thousand  Dollars
($5,500,000),  plus  accrued  and  unpaid  interest  (the  "PRIOR  DEBENTURES").
Subsequently,  Montgomery  Equity  Partners,  Ltd.  assigned  the  amount of One
Million  Eight Hundred  Eighty One Thousand Six Hundred Sixy and 77/100  Dollars
($1,881,660.77)  of the Prior Debentures to Highgate House Funds,  Ltd. pursuant to the Assignment  Agreement dated August 12, 2005 (the "HIGHGATE  ASSIGNMENT").
The Company was  subsequently  acquired by the Parent (the  "ACQUISITION").  The
Parent  assumed the Company's  obligations to Secured Party under the Securities
Purchase  Agreement and other agreements,  documents,  instruments and contracts delivered in connection  therewith  pursuant to the  Assignment  and  Assumption
Agreement of even date herewith (the "ASSUMPTION AGREEMENT");

         WHEREAS,  the Parent shall (i) issue to Cornell  Capital  Partners,  LP that  certain  Secured  Convertible  Debenture  of even  date  herewith,  in the principal  amount of One Million  Nine  Hundred  Ninety One Thousand Two Hundred
Seventeen  Dollars  ($1,991,217),  reflecting  accrued and unpaid  interest  and liquidated  damages  as set forth  thereto,  (ii)  issue and sell to  Montgomery
Equity Partners,  Ltd. that certain Secured  Convertible  Debenture of even date herewith,  in the  principal  amount of Two Million  Five  Hundred  Seventy Nine
Thousand Nine Hundred Twenty Five Dollars ($2,579,925),  reflecting the Highgate
Assignment along with accrued and unpaid interest and liquidated  damages as set forth  thereto and (iii)  issue and sell to  Highgate  House  Funds,  Ltd.  that certain Secured  Convertible  Debenture of even date herewith,  in the principal amount of One Million Nine Hundred  Thirty Eight  Thousand Two Hundred Forty Six
Dollars  ($1,938,246),  reflecting accrued and unpaid interest (the "CONVERTIBLE
DEBENTURES"),  which shall be  convertible  into shares of the  Parent's  common stock,  par value $0.001 (the "COMMON  STOCK") (as  converted,  the  "CONVERSION
SHARES");

         WHEREAS, the Company previously granted to the Secured Party a security interest in all of its assets,  which security  interest shall remain in effect;
and

         WHEREAS,  to induce the Secured Party to consent to the Acquisition and accept the  Convertible  Debentures and enter into all ancillary  agreements and documents (collectively referred to as the "TRANSACTION DOCUMENTS"), the Company hereby amends and restates this Agreement and reaffirms its grant to the Secured
Party of a  security  interest  in and to the  pledged  property  identified  on

EXHIBIT A hereto (collectively  referred to as the "PLEDGED PROPERTY") until the satisfaction of the Obligations, as defined herein below.

         NOW,  THEREFORE,  in  consideration  of the  premises  and  the  mutual covenants herein contained,  and for other good and valuable consideration,  the adequacy and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1.

                         DEFINITIONS AND INTERPRETATIONS

         Section 1.1.      RECITALS.

         The above recitals are true and correct and are incorporated herein, in their entirety, by this reference.

         Section 1.2.      INTERPRETATIONS.

         Nothing  herein  expressed or implied is intended or shall be construed to confer  upon any person  other than the  Secured  Party any right,  remedy or claim under or by reason hereof.

         Section 1.3.      OBLIGATIONS SECURED.

         The  obligations  secured  hereby  are any and all  obligations  of the
Company or the Parent now existing or hereinafter incurred to the Secured Party, whether oral or written and whether arising before,  on or after the date hereof including,  without  limitation,  those obligations of the Parent to the Secured
Party under the Securities  Purchase  Agreement dated December 28, 2004, and the
Secured Convertible  Debentures,  the Amended and Restated Investor Registration
Rights  Agreement and Irrevocable  Transfer Agent  Instructions all of even date herewith,  and any other  amounts now or hereafter  owed to the Secured Party by the Parent thereunder or hereunder (collectively, the "OBLIGATIONS").

                                   ARTICLE 2.

              PLEDGED COLLATERAL, ADMINISTRATION OF COLLATERAL AND
                        TERMINATION OF SECURITY INTEREST

         Section 2.1.      PLEDGED PROPERTY.

                  (a)      The Company hereby pledges to the Secured Party,  and
creates in the Secured Party for its benefit,  a security interest for such time until the  Obligations  are paid in full,  in and to all of the  property of the
Company as set forth in EXHIBIT "A" attached hereto (collectively,  the "PLEDGED
PROPERTY"):

         The Pledged Property,  as set forth in EXHIBIT "A" attached hereto, and the  products  thereof  and the  proceeds  of all  such  items  are  hereinafter collectively referred to as the "PLEDGED COLLATERAL."

                  (b)      Simultaneously  with the  execution  and  delivery of
this Agreement, the Company shall make, execute,  acknowledge,  file, record and deliver to the Secured Party any documents  reasonably  requested by the Secured
Party to perfect its security interest in the Pledged  Property.  Simultaneously with the  execution  and  delivery of this  Agreement,  the Company  shall make, execute,  acknowledge  and  deliver  to the  Secured  Party such  documents  and instruments, including, without limitation, financing statements,  certificates, affidavits  and forms as may, in the Secured  Party's  reasonable  judgment,  be necessary to effectuate,  complete or perfect, or to continue and preserve,  the security interest of the Secured Party in the Pledged Property,  and the Secured
Party shall hold such documents and instruments as secured party, subject to the terms and conditions contained herein.

         Section 2.2.      RIGHTS; INTERESTS; ETC.

                  (a)      So  long  as no  Event  of  Default  (as  hereinafter
defined) shall have occurred and be continuing:

                           (i)      the  Company  shall be  entitled to exercise
any and all rights  pertaining  to the Pledged  Property or any part thereof for any purpose not inconsistent with the terms hereof; and

                           (ii)     the Company shall be entitled to receive and
retain any and all payments paid or made in respect of the Pledged Property.

                  (b)      Upon the occurrence and during the  continuance of an
Event of Default:

                           (i)      All rights of the  Company to  exercise  the
rights  which it would  otherwise  be entitled  to exercise  pursuant to Section
2.2(a)(i)  hereof and to receive payments which it would otherwise be authorized to receive and retain pursuant to Section  2.2(a)(ii) hereof shall be suspended, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise such rights and to receive and hold as
Pledged Collateral such payments;  PROVIDED,  HOWEVER, that if the Secured Party shall  become  entitled  and shall elect to exercise its right to realize on the
Pledged Collateral  pursuant to Article 5 hereof, then all cash sums received by the Secured  Party,  or held by Company for the benefit of the Secured Party and paid over pursuant to Section  2.2(b)(ii)  hereof,  shall be applied against any outstanding Obligations; and

                           (ii)     All  interest,  dividends,  income and other
payments and  distributions  which are  received by the Company  contrary to the provisions  of  Section  2.2(b)(i)  hereof  shall be  received  in trust for the benefit of the Secured  Party,  shall be segregated  from other  property of the
Company and shall be forthwith paid over to the Secured Party; or

                           (iii)    The  Secured  Party in its  sole  discretion
shall be  authorized  to sell any or all of the  Pledged  Property  at public or private sale in order to recoup all of the  outstanding  principal  plus accrued interest owed pursuant to the Convertible Debentures as described herein

                  (c)      Each  of the  following  events  shall  constitute  a
default under this Agreement (each an "EVENT OF DEFAULT"):

                           (i)      any  default,  whether  in whole or in part,
shall occur in the payment to the Secured Party of principal,  interest or other item  comprising  the  Obligations  as and when due or with respect to any other debt or  obligation  of the  Company  or the  Parent to a party  other  than the
Secured Party;

                           (ii)     any  default,  whether  in whole or in part,
shall occur in the due  observance or  performance  of any  obligations or other covenants,  terms or  provisions  to be  performed  under this  Agreement or the
Transaction Documents;

                           (iii)    the Company or the Parent shall:  (1) make a
general assignment for the benefit of its creditors; (2) apply for or consent to the  appointment  of a receiver,  trustee,  assignee,  custodian,  sequestrator, liquidator or similar  official for itself or any of its assets and  properties;
(3)  commence a voluntary  case for relief as a debtor  under the United  States
Bankruptcy Code; (4) file with or otherwise submit to any governmental authority any petition,  answer or other  document  seeking:  (A)  reorganization,  (B) an arrangement  with  creditors or (C) to take  advantage  of any other  present or
future  applicable  law  respecting  bankruptcy,   reorganization,   insolvency,
readjustment of debts, relief of debtors,  dissolution or liquidation;  (5) file or otherwise submit any answer or other document admitting or failing to contest the  material  allegations  of a petition or other  document  filed or otherwise submitted  against it in any proceeding under any such applicable law, or (6) be adjudicated a bankrupt or insolvent by a court of competent jurisdiction;

                           (iv)     any case,  proceeding  or other action shall
be commenced against the Company or the Parent for the purpose of effecting,  or an  order,  judgment  or  decree  shall be  entered  by any  court of  competent jurisdiction  approving  (in whole or in part)  anything  specified  in  Section
2.2(c)(iii) hereof, or any receiver, trustee, assignee, custodian, sequestrator, liquidator or other  official  shall be appointed with respect to the Company or the Parent, or shall be appointed to take or shall otherwise acquire  possession or control of all or a  substantial  part of the  assets and  properties  of the
Company or the Parent,  and any of the foregoing shall continue  unstayed and in effect for any period of thirty (30) days; or

                           (v)      Any  obligation  of Company  (other than its
Obligations  under this Agreement) for the payment of borrowed money is not paid when due or within any applicable grace period, or such obligation becomes or is declared to be due and payable before the expressed  maturity of the obligation, or there shall have  occurred an event that,  with the giving of notice or lapse of time, or both,  would cause any such obligation to become,  or allow any such obligation to be declared to be, due and payable.

                           (vi)     A  breach  by the  Company  of any  material
contract  that would have a material  adverse  affect  upon the  business of the
Company.

                                   ARTICLE 3.

                          ATTORNEY-IN-FACT; PERFORMANCE

         Section 3.1.      SECURED PARTY APPOINTED ATTORNEY-IN-FACT.

         Upon the occurrence of an Event of Default, the Company hereby appoints the Secured Party as its attorney-in-fact,  with full authority in the place and stead of the Company and in the name of the Company or  otherwise,  from time to time in the  Secured  Party's  discretion  to take any action and to execute any instrument  which the Secured Party may reasonably  deem necessary to accomplish the purposes of this Agreement,  including,  without limitation,  to receive and collect all instruments made payable to the Company representing any payments in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.  The  Secured  Party may demand,  collect,  receipt  for,  settle, compromise,  adjust, sue for,  foreclose,  or realize on the Pledged Property as and when the Secured Party may determine. To facilitate collection,  the Secured
Party may notify account debtors and obligors on any Pledged Property or Pledged
Collateral to make payments directly to the Secured Party.

         Section 3.2.      SECURED PARTY MAY PERFORM.

         If the Company fails to perform any  agreement  contained  herein,  the
Secured Party, at its option, may itself perform,  or cause performance of, such agreement,  and  the  expenses  of the  Secured  Party  incurred  in  connection therewith shall be included in the Obligations secured hereby and payable by the
Company under Section 8.3.

                                   ARTICLE 4.

                         REPRESENTATIONS AND WARRANTIES

         Section 4.1.      AUTHORIZATION; ENFORCEABILITY.

         Each of the parties  hereto  represents  and warrants that it has taken all action  necessary to authorize the  execution,  delivery and  performance of this Agreement and the transactions  contemplated hereby; and upon execution and delivery,  this Agreement shall constitute a valid and binding obligation of the respective party, subject to applicable bankruptcy, insolvency,  reorganization, moratorium  and similar laws  affecting  creditors'  rights or by the principles governing the availability of equitable remedies.

         Section 4.2.      OWNERSHIP OF PLEDGED PROPERTY.

         The Company warrants and represents that it is the legal and beneficial owner of the Pledged  Property  free and clear of any lien,  security  interest, option or other charge or encumbrance  except for the security  interest created by this Agreement.

                                   ARTICLE 5.

                    DEFAULT; REMEDIES; SUBSTITUTE COLLATERAL

         Section 5.1.      DEFAULT AND REMEDIES.

                  (a)      If an Event of Default described in Section 2.2(c)(i)
and (ii)  occurs,  then in each such case the  Secured  Party  may  declare  the
Obligations  to be due and  payable  immediately,  by a notice in writing to the
Company, and upon any such declaration, the Obligations shall become immediately due and payable.  If an Event of Default  described in Sections  2.2(c)(iii)  or
(iv)  occurs  and is  continuing  for the  period  set forth  therein,  then the
Obligations  shall  automatically  become  immediately  due and payable  without declaration or other act on the part of the Secured Party.

                  (b)      Upon  the  occurrence  of an Event  of  Default,  the
Secured Party shall: (i) be entitled to receive all  distributions  with respect to the Pledged Collateral,  (ii) to cause the Pledged Property to be transferred into the name of the  Secured  Party or its  nominee,  (iii) to  dispose  of the
Pledged  Property,  and (iv) to realize  upon any and all rights in the  Pledged
Property then held by the Secured Party.

         Section 5.2.      METHOD OF REALIZING UPON THE PLEDGED PROPERTY;
                           OTHER REMEDIES.

         Upon the  occurrence of an Event of Default,  in addition to any rights and  remedies  available at law or in equity,  the  following  provisions  shall govern the Secured Party's right to realize upon the Pledged Property:

                  (a)      Any item of the Pledged Property may be sold for cash
or other value in any number of lots at brokers board, public auction or private sale and may be sold without  demand,  advertisement  or notice (except that the
Secured Party shall give the Company ten (10) days' prior written  notice of the time and place or of the time after which a private  sale may be made (the "SALE
NOTICE")),  which  notice  period  shall in any  event is  hereby  agreed  to be commercially  reasonable.  At any  sale or sales of the  Pledged  Property,  the
Company may bid for and purchase  the whole or any part of the Pledged  Property and, upon compliance with the terms of such sale, may hold,  exploit and dispose of the same without  further  accountability  to the Secured Party.  The Company will  execute  and  deliver,  or  cause  to  be  executed  and  delivered,  such instruments,  documents,  assignments, waivers, certificates, and affidavits and supply or cause to be supplied  such further  information  and take such further action as the Secured Party reasonably shall require in connection with any such sale.

                  (b)      Any cash being held by the  Secured  Party as Pledged
Collateral  and all cash  proceeds  received by the Secured Party in respect of, sale  of,  collection  from,  or other  realization  upon all or any part of the
Pledged Collateral shall be applied as follows:

                           (i)      to  the  payment  of  all  amounts  due  the
Secured  Party  for the  expenses  reimbursable  to it  hereunder  or owed to it pursuant to Section 8.3 hereof;

                           (ii)     to the payment of the  Obligations  then due
and unpaid.

                           (iii)    the  balance,  if  any,  to  the  person  or
persons entitled thereto, including, without limitation, the Company.

                  (c)      In addition to all of the rights and  remedies  which
the Secured Party may have pursuant to this  Agreement,  the Secured Party shall have  all of the  rights  and  remedies  provided  by  law,  including,  without limitation, those under the Uniform Commercial Code.

                           (i)      If the Company fails to pay such amounts due
upon the occurrence of an Event of Default which is continuing, then the Secured
Party may institute a judicial  proceeding for the collection of the sums so due and unpaid,  may prosecute  such  proceeding to judgment or final decree and may enforce the same against the Company and collect the monies  adjudged or decreed to be payable in the manner  provided  by law out of the  property  of  Company, wherever  situated.  The Secured Party may proceed  against the Company  without proceeding first against any other party,  including,  without  limitation,  the
Parent.

                           (ii)     The  Company  agrees that it shall be liable
for any  reasonable  fees,  expenses and costs  incurred by the Secured Party in connection  with  enforcement,  collection and  preservation  of the Transaction
Documents,  including,  without limitation,  reasonable legal fees and expenses, and such amounts  shall be deemed  included as  Obligations  secured  hereby and payable as set forth in Section 8.3 hereof.

         Section 5.3.      PROOFS OF CLAIM.

                  In  case  of the  pendency  of any  receivership,  insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relating to the Company or the property of the Company or of such other obligor or its creditors,  the Secured Party  (irrespective  of whether the Obligations shall then be due and payable as therein expressed or by declaration  or otherwise  and  irrespective  of whether the Secured Party shall have made any demand on the Company for the payment of the Obligations), subject to the rights of Previous Security Holders, shall be entitled and empowered,  by intervention in such proceeding or otherwise:

                           (i)      to file  and  prove a  claim  for the  whole
amount of the  Obligations  and to file such other papers or documents as may be necessary  or  advisable  in order  to have  the  claims  of the  Secured  Party
(including  any claim  for the  reasonable  legal  fees and  expenses  and other expenses  paid or incurred by the Secured Party  permitted  hereunder and of the
Secured Party allowed in such judicial proceeding), and

                           (ii)     to collect  and  receive any monies or other
property  payable or  deliverable on any such claims and to distribute the same;
and any custodian,  receiver,  assignee,  trustee,  liquidator,  sequestrator or other similar official in any such judicial  proceeding is hereby  authorized by the Secured  Party to make such  payments to the Secured Party and, in the event that the Secured Party shall consent to the making of such payments  directed to the Secured  Party,  to pay to the Secured Party any amounts for expenses due it hereunder.

         Section 5.4.      DUTIES REGARDING PLEDGED COLLATERAL.

         The Secured Party shall have no duty as to the collection or protection of the Pledged  Property or any income thereon or as to the  preservation of any rights pertaining thereto, beyond the safe custody and reasonable care of any of the Pledged Property actually in the Secured Party's possession.

                                   ARTICLE 6.

                              AFFIRMATIVE COVENANTS

         The Company  covenants and agrees that,  from the date hereof and until the  Obligations  have been fully paid and  satisfied,  unless the Secured Party shall consent otherwise in writing (as provided in Section 8.4 hereof):

         Section 6.1.      EXISTENCE, PROPERTIES, ETC.

                  (a)      The  Company  shall  do,  or cause  to be  done,  all
things,  or proceed  with due  diligence  with any actions or courses of action, that may be  reasonably  necessary (i) to maintain  Company's due  organization, valid existence and good standing under the laws of its state of  incorporation, and (ii) to  preserve  and keep in full  force and  effect  all  qualifications, licenses and registrations in those  jurisdictions in which the failure to do so could have a Material  Adverse  Effect (as defined  below);  and (b) the Company shall not do, or cause to be done,  any act impairing  the  Company's  corporate power or authority (i) to carry on the Company's business as now conducted,  and
(ii) to execute or deliver  this  Agreement or any other  document  delivered in
connection  herewith,   including,   without  limitation,  any  UCC-1  Financing
Statements   required  by  the  Secured  Party  (which  other  loan  instruments collectively  shall be referred to as the "LOAN  INSTRUMENTS") to which it is or will be a party, or perform any of its obligations hereunder or thereunder.  For purpose of this  Agreement,  the term "MATERIAL  ADVERSE  EFFECT" shall mean any material and adverse  affect as determined  by Secured  Party in its  reasonable discretion,  whether  individually  or in the aggregate,  upon (a) the Company's assets, business,  operations,  properties or condition, financial or otherwise;
(b) the  Company's  to make  payment  as and  when due of all or any part of the
Obligations; or (c) the Pledged Property.

         Section 6.2.      FINANCIAL STATEMENTS AND REPORTS.

         The Company shall provide the Security  Party with such  financial data as the Secured Party may reasonably request,  within a reasonable time after any such request, including, without limitation the following financial data:

                  (a)      The  balance  sheet of the Company as of the close of
each fiscal year, the statement of earnings and retained earnings of the Company as of the close of such fiscal year, and statement of cash flows for the Company for such fiscal year,  all in reasonable  detail,  prepared in  accordance  with generally accepted accounting principles consistently applied,  certified by the chief  executive and chief  financial  officers of the Company as being true and correct  and  accompanied  by a  certificate  of the chief  executive  and chief financial officers of the Company,  stating that the Company has kept, observed, performed and fulfilled each covenant,  term and condition of this Agreement and the other Loan Instruments  during such fiscal year and that no Event of Default hereunder has occurred and is continuing, or if an Event of Default has occurred and is  continuing,  specifying  the nature of same,  the period of existence of same and the action the Company proposes to take in connection therewith;

                  (b)      A  balance  sheet of the  Company  as of the close of
each month, and statement of earnings and retained earnings of the Company as of the close of such month, all in reasonable detail, and prepared substantially in accordance with generally accepted accounting  principles  consistently applied, certified by the chief executive and chief financial  officers of the Company as being true and correct; and

                  (c)      Copies of all  accountants'  reports and accompanying
financial  reports  submitted  to the  Company  by  independent  accountants  in connection with each annual examination of the Company.

         Section 6.3.      ACCOUNTS AND REPORTS.

         The  Company  shall  maintain  a  standard   system  of  accounting  in
accordance with generally accepted accounting  principles  consistently  applied and provide, at its sole expense, to the Secured Party the following:

                  (a)      as soon as  available,  a copy of any notice or other
communication  alleging any nonpayment or other material  breach or default,  or any  foreclosure or other action  respecting any material  portion of its assets and properties,  received  respecting any of the  indebtedness of the Company in excess of $50,000 (other than the  Obligations),  or any demand or other request for  payment  under any  guaranty,  assumption,  purchase  agreement  or similar agreement or arrangement respecting the indebtedness or obligations of others in excess of $50,000,  including  any received  from any person acting on behalf of the Secured Party or beneficiary thereof; and

                  (b)      within  fifteen  (15) days  after the  making of each
submission or filing, a copy of any report, financial statement, notice or other document,  whether  periodic or otherwise,  submitted to the shareholders of the
Company, or submitted to or filed by the Company with any governmental authority involving  or  affecting  (i) the  Company  that could  have a Material  Adverse
Effect; (ii) the Obligations;  (iii) any part of the Pledged Collateral; or (iv)
any of the transactions contemplated in this Agreement or the Loan Instruments.

         Section 6.4.      MAINTENANCE OF BOOKS AND RECORDS; INSPECTION.

         The  Company  shall  maintain  its  books,   accounts  and  records  in
accordance with generally accepted accounting  principles  consistently applied, and permit the Secured Party,  its officers and employees and any  professionals designated by the Secured Party in writing, at any time to visit and inspect any of  its  properties  (including  but  not  limited  to the  collateral  security described in the Transaction  Documents and/or the Loan Instruments),  corporate books and financial records,  and to discuss its accounts,  affairs and finances with any employee, officer or director thereof.

         Section 6.5.      MAINTENANCE AND INSURANCE.

                  (a)      The Company shall maintain or cause to be maintained,
at its own expense,  all of its assets and  properties in good working order and condition,  subject to  ordinary  wear and tear,  making all  necessary  repairs thereto and renewals and replacements thereof.

                  (b)      The Company shall maintain or cause to be maintained,
at its  own  expense,  insurance  in  form,  substance  and  amounts  (including deductibles),  which the Company  deems  reasonably  necessary to the  Company's business, (i) adequate to insure all assets and properties of the Company, which assets and properties are of a character  usually  insured by persons engaged in the same or similar business against loss or damage resulting from fire or other risks included in an extended coverage policy; (ii) against public liability and other tort claims that may be incurred by the Company;  (iii) as may be required by the Transaction  Documents  and/or the Loan Instruments or applicable law and
(iv) as may be  reasonably  requested  by  Secured  Party,  all  with  adequate, financially sound and reputable insurers.

         Section 6.6.      CONTRACTS AND OTHER COLLATERAL.

         The Company shall perform all of its obligations  under or with respect to each instrument,  receivable,  contract and other intangible  included in the
Pledged  Property  to which the Company is now or  hereafter  will be party on a timely basis and in the manner therein required,  including, without limitation, this Agreement.

         Section 6.7.      DEFENSE OF COLLATERAL, ETC.

         The Company  shall defend and enforce its right,  title and interest in and to any part of: (a) the Pledged Property; and (b) if not included within the
Pledged  Property,  those assets and properties whose loss could have a Material
Adverse Effect,  the Company shall defend the Secured  Party's right,  title and interest in and to each and every part of the Pledged Property, each against all manner of claims and demands on a timely  basis to the full extent  permitted by applicable law.

         Section 6.8.      PAYMENT OF DEBTS, TAXES, ETC.

         The Company shall pay, or cause to be paid, all of its indebtedness and other liabilities and perform, or cause to be performed,  all of its obligations in accordance with the respective terms thereof, and pay and discharge, or cause to be paid or discharged,  all taxes, assessments and other governmental charges and levies  imposed upon it, upon any of its assets and  properties on or before the last day on which the same may be paid without  penalty,  as well as pay all other  lawful  claims  (whether  for  services,  labor,  materials,  supplies or otherwise) as and when due

         Section 6.9.      TAXES AND ASSESSMENTS; TAX INDEMNITY.

         The Company  shall (a) file all tax returns and  appropriate  schedules thereto that are required to be filed under applicable law, prior to the date of delinquency,  (b) pay and  discharge  all taxes,  assessments  and  governmental charges or levies imposed upon the Company,  upon its income and profits or upon any  properties  belonging  to it, prior to the date on which  penalties  attach

                                       10

thereto,  and (c) pay all taxes,  assessments and governmental charges or levies that,  if  unpaid,  might  become a lien or charge  upon any of its  properties;
PROVIDED,  HOWEVER,  that the  Company in good faith may  contest  any such tax, assessment,  governmental  charge or levy described in the foregoing clauses (b)
and (c) so long as appropriate reserves are maintained with respect thereto.

         Section 6.10.     COMPLIANCE WITH LAW AND OTHER AGREEMENTS.

         The Company shall  maintain its business  operations and property owned or used in connection  therewith in compliance with (a) all applicable  federal, state and  local  laws,  regulations  and  ordinances  governing  such  business operations and the use and ownership of such property,  and (b) all  agreements, licenses,  franchises,  indentures and mortgages to which the Company is a party or by which the Company or any of its properties is bound.  Without limiting the foregoing,  the Company shall pay all of its indebtedness promptly in accordance with the terms thereof.

         Section 6.11.     NOTICE OF DEFAULT.

         The  Company  shall give  written  notice to the  Secured  Party of the occurrence  of any  default  or Event  of  Default  under  this  Agreement,  the
Transaction  Documents or any other Loan  Instrument  or any other  agreement of
Company for the payment of money, promptly upon the occurrence thereof.

         Section 6.12.     NOTICE OF LITIGATION.

         The Company shall give notice, in writing,  to the Secured Party of (a)
any actions,  suits or  proceedings  wherein the amount at issue is in excess of
$50,000,  instituted by any persons against the Company, or affecting any of the assets of the Company,  and (b) any dispute,  not resolved  within  fifteen (15)
days of the  commencement  thereof,  between the Company on the one hand and any governmental  or regulatory  body on the other hand,  which might  reasonably be expected  to have a  Material  Adverse  Effect  on the  business  operations  or financial condition of the Company.

                                   ARTICLE 7.

                               NEGATIVE COVENANTS

         The Company  covenants and agrees that,  from the date hereof until the
Obligations  have been fully paid and satisfied,  the Company shall not,  unless the Secured Party shall consent otherwise in writing:

         Section 7.1.      LIENS AND ENCUMBRANCES.

         Except  for  the  Loan  Agreements  as  that  term  is  defined  in the
Intercreditor  Agreement  and any debt and liens  created  under the  Securities
Purchase  Agreement and related  documents,  instruments  and agreements of even date herewith  between the Company and  Montgomery  Equity  Partners,  Ltd., the
Company shall not directly or indirectly make, create,  incur,  assume or permit to exist any assignment,  transfer, pledge, mortgage, security interest or other lien or  encumbrance  of any nature in, to or  against  any part of the  Pledged

                                       11

Property or of the Company's  capital stock,  or offer or agree to do so, or own or acquire or agree to acquire any asset or property of any character subject to any of the foregoing  encumbrances  (including any conditional  sale contract or other title retention  agreement),  or assign,  pledge or in any way transfer or encumber its right to receive any income or other  distribution or proceeds from any part of the Pledged  Property or the Company's  capital stock; or enter into any  sale-leaseback  financing  respecting  any part of the Pledged  Property as lessee,  or  cause  or  assist  the  inception  or  continuation  of  any of the foregoing.

         Section 7.2.      ARTICLES, BY-LAWS, MERGERS, CONSOLIDATIONS, ACQUISITIONS
                           AND SALES.

         Without the prior express written  consent of the Secured Party,  which consent shall not be unreasonably withheld, the Company shall not: (a) Amend its
Articles  of  Incorporation   or  By-Laws;   (b)  be  a  party  to  any  merger,
consolidation or corporate reorganization, (c) purchase or otherwise acquire all or  substantially  all of the  assets or stock of, or any  partnership  or joint venture  interest  in, any other  person,  firm or entity,  (d) sell,  transfer, convey, grant a security interest in or lease all or any substantial part of its assets,  nor (e)  create  any  subsidiaries  nor convey any of its assets to any subsidiary in excess of $200,000 in the aggregate.

         Section 7.3.      MANAGEMENT, OWNERSHIP.

         Daniel G. Hayes  shall  remain  employed  by the Company in his current capacity. This provision is a material factor in the Secured Party's willingness to institute and maintain a lending relationship with the Company.

         Section 7.4.      DIVIDENDS, ETC.

         Except for  dividends  payable to the  Parent,  the  Company  shall not declare or pay any dividend of any kind, in cash or in property, on any class of its capital stock, nor purchase,  redeem,  retire or otherwise acquire for value any  shares of such  stock,  nor make any  distribution  of any kind in  respect thereof,  nor make any return of capital to shareholders,  nor make any payments in respect of any pension,  profit  sharing,  retirement,  stock  option,  stock bonus,  incentive  compensation or similar plan (except as required or permitted hereunder),  without  the prior  written  consent of the  Secured  Party,  which consent shall not be unreasonably withheld.

         Section 7.5.      CONDUCT OF BUSINESS.

         The Company will  continue to engage,  in an efficient  and  economical manner, in a business of the same general type as conducted by it on the date of this Agreement.

         Section 7.6.      PLACES OF BUSINESS.

         The  location  of the  Company's  chief  place of business is One Odell
Plaza,  Yonkers,  New York,  10701. The Company shall not change the location of its chief place of  business,  chief  executive  office or any place of business disclosed  to the  Secured  Party or move any of the Pledged  Property  from its current  location  without  thirty (30) days prior written notice to the Secured
Party in each instance.

                                       12

                                   ARTICLE 8.

                                  MISCELLANEOUS

         Section 8.1.      NOTICES.

         All notices or other  communications  required or permitted to be given pursuant to this  Agreement  shall be in writing and shall be considered as duly given on:  (a) the date of  delivery,  if  delivered  in person,  by  nationally recognized  overnight  delivery  service or (b) five (5) days  after  mailing if mailed from within the  continental  United  States by  certified  mail,  return receipt requested to the party entitled to receive the same:

     If to the Secured Party:  Cornell Capital Partners, LP,
                               Montgomery Equity Partners, Ltd.
                               and Highgate House Funds, Ltd.
                               101 Hudson Street, Suite 3700
                               Jersey City, New Jersey 07302
                               Attention: Mark Angelo
                                          Portfolio Manager
                               Telephone: (201) 986-8300
                               Facsimile: (201) 985-8266

     With a copy to:           Troy Rillo, Esq.
                               101 Hudson Street, Suite 3700
                               Jersey City, NJ 07302
                               Telephone: (201) 985-8300
                               Facsimile: (201) 985-8266

     And if to the Company:    Enclaves Group, Inc.
                               One Odell Plaza
                               Yonkers, New York 10701
                               Attention: Daniel G. Hayes
                               Telephone: (914) 376-0505
                               Facsimile: (914) 613-7771

     With a copy to:           Olshan Grundman Frome Rosenzweig & Wolosky LLP
                               Park Avenue Tower
                               65 East 55th Street
                               New York, NY 10022
                               Attention: Robert H. Friedman, Esq.
                               Telephone: (212) 451-2220
                               Facsimile: (212) 451-2222

         Any party may change its  address by giving  notice to the other  party stating its new address.  Commencing on the tenth (10th) day after the giving of such notice, such newly designated address shall be such party's address for the purpose of all notices or other communications required or permitted to be given pursuant to this Agreement.

                                       13

         Section 8.2.      SEVERABILITY.

         If  any  provision  of  this   Agreement   shall  be  held  invalid  or
unenforceable,  such  invalidity or  unenforceability  shall attach only to such provision and shall not in any manner affect or render invalid or  unenforceable any other  severable  provision of this  Agreement,  and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

         Section 8.3.      EXPENSES.

         In the  event of an  Event  of  Default,  the  Company  will pay to the
Secured  Party the  amount of any and all  reasonable  expenses,  including  the reasonable  fees and expenses of its counsel,  which the Secured Party may incur in connection with: (i) the custody or preservation of, or the sale,  collection from, or other realization upon, any of the Pledged Property;  (ii) the exercise or enforcement of any of the rights of the Secured Party  hereunder or (iii) the failure by the Company to perform or observe any of the provisions hereof.

         Section 8.4.      WAIVERS, AMENDMENTS, ETC.

         The Secured  Party's delay or failure at any time or times hereafter to require  strict  performance  by  Company  of any  undertakings,  agreements  or covenants shall not waiver,  affect,  or diminish any right of the Secured Party under this Agreement to demand strict compliance and performance  herewith.  Any waiver by the  Secured  Party of any Event of Default  shall not waive or affect any other Event of Default, whether such Event of Default is prior or subsequent thereto and whether of the same or a different type.  None of the  undertakings, agreements  and  covenants of the Company  contained in this  Agreement,  and no
Event of Default,  shall be deemed to have been waived by the Secured Party, nor may this  Agreement  be  amended,  changed  or  modified,  unless  such  waiver, amendment,  change or  modification  is  evidenced by an  instrument  in writing specifying  such waiver,  amendment,  change or  modification  and signed by the
Secured Party.

         SECTION 8.5.      CONTINUING SECURITY INTEREST.

         This  Agreement  shall  create a  continuing  security  interest in the
Pledged Property and shall: (i) remain in full force and effect until payment in full of the Obligations; and (ii) be binding upon the Company and its successors and heirs and (iii) inure to the benefit of the Secured Party and its successors and assigns.  Upon the payment or satisfaction in full of the  Obligations,  the
Company shall be entitled to the return, at its expense,  of such of the Pledged
Property as shall not have been sold in  accordance  with  Section 5.2 hereof or otherwise applied pursuant to the terms hereof.

         Section 8.6.      INDEPENDENT REPRESENTATION.

         Each party hereto  acknowledges  and agrees that it has received or has had the opportunity to receive  independent  legal counsel of its own choice and that it has been sufficiently  apprised of its rights and responsibilities  with regard to the substance of this Agreement.

                                       14

         Section 8.7.      APPLICABLE LAW:  JURISDICTION.

         This Agreement  shall be governed by and interpreted in accordance with the laws of the State of New Jersey without regard to the principles of conflict of laws.  The parties  further agree that any action between them shall be heard in Hudson County,  New Jersey,  and expressly  consent to the  jurisdiction  and venue of the  Superior  Court of New  Jersey,  sitting in Hudson  County and the
United States  District  Court for the District of New Jersey sitting in Newark,
New Jersey for the  adjudication of any civil action  asserted  pursuant to this
Paragraph.

         Section 8.8.      WAIVER OF JURY TRIAL.

         AS A  FURTHER  INDUCEMENT  FOR THE  SECURED  PARTY TO ENTER  INTO  THIS
AGREEMENT AND TO MAKE THE FINANCIAL  ACCOMMODATIONS TO THE COMPANY,  THE COMPANY
HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING  RELATED IN ANY
WAY TO THIS  AGREEMENT  AND/OR  ANY  AND ALL  OTHER  DOCUMENTS  RELATED  TO THIS
TRANSACTION.

         Section 8.9.      ENTIRE AGREEMENT.

         This Agreement  constitutes the entire  agreement among the parties and supersedes any prior agreement or  understanding  among them with respect to the subject matter hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                       15

         IN WITNESS WHEREOF,  the parties hereto have executed this Agreement as of the date first above written.

                                                COMPANY:
                                                ENCLAVES GROUP, INC.

                                                By: /s/ Daniel G. Hayes
                                                    ----------------------------
                                                Name:  Daniel G. Hayes
                                                Title: President & CEO

                                                SECURED PARTY:
                                                CORNELL CAPITAL PARTNERS, LP

                                                BY:    YORKVILLE ADVISORS, LLC
                                                ITS:   GENERAL PARTNER

                                                By: /s/ Mark Angelo
                                                    ----------------------------
                                                Name:  Mark Angelo
                                                Title: Portfolio Manager

                                                MONTGOMERY EQUITY PARTNERS, LTD.

                                                By: /s/ Mark Angelo
                                                    ----------------------------
                                                Name:  Mark Angelo
                                                Title: Portfolio Manager

                                                HIGHGATE HOUSE FUNDS, LTD.

                                                By: /s/ Mark Angelo
                                                    ----------------------------
                                                Name:  Mark Angelo
                                                Title: Portfolio Manager

                                       16

                                    EXHIBIT A
                         DEFINITION OF PLEDGED PROPERTY

         For the purpose of securing prompt and complete payment and performance by the  Company  of all of the  Obligations,  the  Company  unconditionally  and irrevocably hereby grants to the Secured Party a continuing security interest in and to, and lien upon, the following Pledged Property of the Company:

                  (a)      all  goods  of  the   Company,   including,   without
limitation,  machinery,  equipment,  furniture,  furnishings,  fixtures,  signs, lights, tools, parts, supplies and motor vehicles of every kind and description, now or  hereafter  owned by the  Company or in which the Company may have or may hereafter  acquire any interest,  and all replacements,  additions,  accessions, substitutions  and  proceeds  thereof,  arising  from  the  sale or  disposition thereof, and where applicable,  the proceeds of insurance and of any tort claims involving any of the foregoing;

                  (b)      all  inventory  of the  Company,  including,  but not
limited to, all goods, wares, merchandise,  parts, supplies,  finished products, other tangible personal property, including such inventory as is temporarily out of Company's  custody or possession  and including any returns upon any accounts or other  proceeds,  including  insurance  proceeds,  resulting from the sale or disposition of any of the foregoing;

                  (c)      all contract  rights and general  intangibles  of the
Company,  including,  without limitation,  goodwill,  trademarks,  trade styles, trade  names,  leasehold  interests,  partnership  or joint  venture  interests, patents and patent applications,  copyrights, deposit accounts whether now owned or hereafter created;

                  (d)      all documents,  warehouse  receipts,  instruments and
chattel paper of the Company whether now owned or hereafter created;

                  (e)      all accounts and other  receivables,  instruments  or
other  forms of  obligations  and  rights  to  payment  of the  Company  (herein collectively referred to as "ACCOUNTS"), together with the proceeds thereof, all goods  represented  by such  Accounts and all such goods that may be returned by the  Company's  customers,  and all proceeds of any insurance  thereon,  and all guarantees,  securities  and liens which the Company may hold for the payment of any such  Accounts  including,  without  limitation,  all rights of  stoppage in transit,  replevin and reclamation and as an unpaid vendor and/or lienor, all of which  the  Company  represents  and  warrants  will be bona  fide and  existing obligations of its respective customers, arising out of the sale of goods by the
Company in the ordinary course of business;

                  (f)      to the extent assignable, all of the Company's rights
under all present and future  authorizations,  permits,  licenses and franchises issued or granted in connection with the operations of any of its facilities;

                  (g)      all  products  and   proceeds   (including,   without
limitation, insurance proceeds) from the above-described Pledged Property.

                                      A-1